ELECTRIC & GAS TECHNOLOGY, INC. AND SUBSIDIARIES


Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

In connection with the Quarterly Report of Electric & Gas Technology, Inc. (the "Company") on Form 10-Q for the period ending January 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel A. Zimmerman, President and Chairman of the Board of the Company, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the  requirement of Section 13(a) or 15
          (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  March 22, 2005

                                                     By /s/  Daniel A. Zimmerman
                                                       -------------------------
                                                          Daniel A. Zimmerman
                                                            President and
                                                        Chief Executive Officer